UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 3, 2022

ZEBRA TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Overlook Point, Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 847-634-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $.01 per share	ZBRA	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    On November 3, 2022, in connection with a periodic review of the by-laws of Zebra Technologies Corporation (the “Company”), the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards and certain recent changes to the Delaware General Corporation Law (the “DGCL”), the Company’s board of directors (the “Board”) adopted amended and restated by-laws (the “Amended and Restated By-Laws”), effective immediately. Among other things, the amendments effected by the Amended and Restated By-Laws:

•Enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of stockholders, including, without limitation, as follows:

•Providing that if an annual meeting is delayed by more than sixty (60) days after the anniversary of the preceding year’s annual meeting, the deadline for a nominating or proposing stockholder’s notice shall be adjusted in accordance with the Amended and Restated By-Laws;

•Requiring that proposed nominees make themselves available for and submit to interviews by the Board or any Board committee within ten (10) days following the date of any reasonable request therefor from the Board or any Board committee;

◦Requiring additional disclosures from nominating or proposing stockholders;

◦Requiring that the nominating or proposing stockholder notify the Company of any inaccuracy or change in such stockholder’s notice within two (2) business days after becoming aware of such inaccuracy or change; and

◦Clarifying that the number of candidates a stockholder may nominate for election at a meeting may not exceed the number of directors to be elected at such meeting and that stockholders may not make additional or substitute nominations following the expiration of the applicable nomination deadline;

•Address matters relating to Rule 14a-19 under the Exchange Act (the "Universal Proxy Rules"), including, without limitation, as follows:

◦Providing the Company a remedy if a stockholder fails to satisfy the requirements of the Universal Proxy Rules;

◦Requiring nominating stockholders to make a representation as to whether they intend to use the Universal Proxy Rules;

◦Requiring stockholders intending to use the Universal Proxy Rules to notify the Company of any change in such intent within two (2) business days; and

◦Providing reasonable evidence of the satisfaction of the requirements of the Universal Proxy Rules at least five (5) business days before the applicable meeting;

•Clarify that the person presiding over any meeting of stockholders may adjourn such meeting, whether or not a quorum is present;

•Modify the provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case, to reflect recent amendments to the DGCL; and

•Make various other updates, including ministerial and conforming changes.

The foregoing summary of the amendments effected by the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated By-Laws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibits
3.1	Amended and Restated By-Laws of Zebra Technologies Corporation dated November 3, 2022.
104	Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date:	November 4, 2022	By:	/s/ Cristen Kogl
Cristen Kogl
Chief Legal Officer, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
3.1	Amended and Restated By-Laws of Zebra Technologies Corporation dated November 3, 2022.
104	Cover Page Interactive Data File (embedded within the inline XBRL)